Exhibit 99.2

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES

ROLLING THIRTEEN MONTH STATISTICAL DATA

(Dollars in millions)

	Oct-06	Nov-06	Dec-06	Jan-07	Feb-07	Mar-07	Apr-07	May-07	Jun-07	Jul-07	Aug-07	Sep-07	Oct-07	YTD
LOAN PRODUCTION
Number of Working Days in the Period	22	21	20	21	19	22	21	22	21	21	23	19	23	212
Average Daily Mortgage Loan Applications	$2,642	$2,729	$2,735	$2,820	$3,009	$3,134	$2,937	$3,126	$3,144	$2,662	$2,334	$1,740	$1,753	$2,664
Mortgage Loan Pipeline (loans-in-process)	$60,939	$62,004	$57,217	$58,697	$63,945	$69,389	$68,747	$69,744	$68,533	$62,295	$51,828	$41,507	$41,127
Commercial Real Estate Loan Pipeline (loans-in-process)	$1,824	$2,232	$1,991	$1,954	$2,381	$3,207	$2,845	$2,319	$2,206	$2,211	$1,613	$1,323	$752

Loan Fundings (1):
Retail Lending	$13,669	$12,809	$13,949	$12,647	$11,955	$14,409	$13,578	$14,377	$14,043	$12,667	$13,016	$9,330	$9,597	$125,619
Wholesale Lending	7,464	6,650	7,781	7,155	6,874	8,159	7,963	8,077	7,413	6,603	5,564	3,100	3,220	64,128
Correspondent Lending	19,399	17,764	18,370	16,261	14,896	18,616	18,294	20,803	21,875	19,267	15,597	8,609	9,028	163,246
Capital Markets Purchases	576	565	1,575	309	566	954	192	884	1,558	147	140	137	85	4,972
Banking Operations Purchases (1)	788	490	55	741	278	1,144	453	279	374	377	34	43	33	3,756
Total Mortgage Loan Fundings	41,896	38,278	41,730	37,113	34,569	43,282	40,480	44,420	45,263	39,061	34,351	21,219	21,963	361,721
Commercial Real Estate Lending	406	863	1,093	654	693	664	930	1,157	814	803	757	242	405	7,119
Total Loan Fundings	$42,302	$39,141	$42,823	$37,767	$35,262	$43,946	$41,410	$45,577	$46,077	$39,864	$35,108	$21,461	$22,368	$368,840

Total Bank Loan Fundings (2)	$17,994	$15,725	$15,744	$15,520	$13,669	$14,533	$16,048	$19,325	$20,699	$21,080	$27,396	$19,182	$20,289	$187,741

Loan Fundings in Units (1):
Retail Lending	83,206	75,501	78,754	70,212	67,241	80,682	78,759	85,901	83,664	78,962	81,231	56,520	56,626	739,798
Wholesale Lending	36,813	32,856	38,199	34,318	32,665	38,936	38,582	39,513	36,209	32,769	27,408	15,844	16,119	312,363
Correspondent Lending	96,120	87,847	89,483	80,195	73,413	92,391	90,113	102,422	109,615	102,021	82,938	42,914	44,540	820,562
Capital Markets Purchases	2,594	2,198	5,860	951	1,817	2,884	738	3,336	4,651	508	470	226	145	15,726
Banking Operations Purchases (1)	11,463	1,527	183	9,395	2,670	7,552	2,723	2,110	6,638	6,345	164	—	—	37,597
Total Mortgage Loan Fundings	230,196	199,929	212,479	195,071	177,806	222,445	210,915	233,282	240,777	220,605	192,211	115,504	117,430	1,926,046
Commercial Real Estate Lending	97	70	87	60	64	88	89	170	137	103	141	88	66	1,006
Total Loan Fundings	230,293	199,999	212,566	195,131	177,870	222,533	211,004	233,452	240,914	220,708	192,352	115,592	117,496	1,927,052

Total Bank Loan Fundings (2)	111,016	87,298	87,509	91,176	78,823	87,660	94,593	111,041	121,778	132,506	156,255	105,553	109,892	1,089,277

Mortgage Loan Fundings (1)(3):
Purchase	$17,403	$15,960	$17,147	$13,268	$12,633	$17,265	$15,866	$18,642	$20,739	$18,711	$17,193	$9,637	$9,304	$153,258
Non-purchase	24,493	22,318	24,583	23,845	21,936	26,017	24,614	25,778	24,524	20,350	17,158	11,582	12,659	208,463
Total Mortgage Loan Fundings	$41,896	$38,278	$41,730	$37,113	$34,569	$43,282	$40,480	$44,420	$45,263	$39,061	$34,351	$21,219	$21,963	$361,721

Mortgage Loan Fundings by Product (1):
Government Fundings	$1,241	$1,176	$1,240	$1,100	$1,033	$1,406	$1,532	$1,937	$2,216	$2,296	$2,198	$1,657	$2,129	$17,504
ARM Fundings	$16,259	$14,303	$15,222	$13,748	$12,533	$14,677	$11,424	$10,667	$12,599	$10,972	$8,687	$3,826	$3,095	$102,228
Home Equity Fundings	$4,294	$3,219	$3,271	$3,586	$2,977	$3,976	$3,480	$3,382	$3,734	$3,928	$3,212	$1,600	$1,357	$31,232
Nonprime Fundings	$3,254	$3,058	$3,739	$2,939	$2,587	$2,355	$1,682	$2,186	$1,853	$1,804	$1,267	$255	$42	$16,970

MORTGAGE LOAN SERVICING (4)
Volume	$1,263,061	$1,278,101	$1,298,394	$1,316,579	$1,332,485	$1,351,598	$1,370,760	$1,392,756	$1,415,472	$1,434,099	$1,454,121	$1,459,136	$1,465,009
Units	8,043,817	8,110,072	8,198,873	8,277,857	8,347,533	8,438,625	8,522,364	8,625,522	8,737,534	8,840,474	8,964,565	8,982,308	8,999,292

Subservicing Volume (5)	$21,125	$18,692	$18,275	$17,244	$16,455	$16,258	$16,338	$16,144	$16,263	$17,294	$23,530	$22,921	$24,722
Subservicing Units	193,170	183,359	179,293	174,330	170,625	172,916	171,381	169,041	168,026	173,490	224,476	220,898	229,428

Prepayments in Full	$20,142	$19,455	$21,315	$19,126	$17,810	$20,896	$20,088	$21,135	$18,577	$16,636	$15,199	$10,829	$12,722	$173,018
Bulk Servicing Acquisitions	$3,913	$2,164	$6,589	$1,103	$6,136	$5,198	$2,962	$2,650	$2,401	$42	$1,106	$64	$36	$21,698

Servicing Portfolio Performance - CHL (6)
Delinquency as a percentage of:
unpaid principal balance	3.97%	4.15%	4.60%	4.32%	4.48%	4.07%	4.23%	4.44%	4.77%	4.89%	4.90%	5.85%	5.94%
number of loans serviced	4.43%	4.57%	5.02%	4.71%	4.71%	4.29%	4.45%	4.71%	4.98%	5.10%	5.05%	5.87%	5.89%

Foreclosures Pending as a percentage of:
unpaid principal balance	0.58%	0.62%	0.70%	0.77%	0.80%	0.83%	0.85%	0.90%	0.96%	1.04%	1.20%	1.27%	1.23%
number of loans serviced	0.56%	0.60%	0.65%	0.69%	0.70%	0.69%	0.69%	0.71%	0.74%	0.79%	0.89%	0.92%	0.89%

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES

ROLLING THIRTEEN MONTH STATISTICAL DATA

(Dollars in millions)

	Oct-06	Nov-06	Dec-06	Jan-07	Feb-07	Mar-07	Apr-07	May-07	Jun-07	Jul-07	Aug-07	Sep-07	Oct-07	YTD

LOAN CLOSING SERVICES (units)
Credit Reports	837,157	744,719	675,767	897,918	823,272	1,109,878	982,765	1,023,073	1,026,845	1,007,235	1,071,685	746,947	811,634	9,501,252
Flood Determinations	290,196	292,759	260,263	310,340	247,297	305,214	274,407	342,574	293,131	282,930	287,852	276,625	214,924	2,835,294
Appraisals	118,105	110,071	109,116	108,450	104,652	123,070	116,062	125,420	126,686	158,876	164,453	132,067	154,968	1,314,704
Automated Property Valuation Services	539,126	902,351	447,833	539,439	1,257,809	573,932	634,281	1,003,475	698,273	668,721	1,056,932	1,251,064	5,793,171	13,477,097
Other	21,167	20,595	22,031	25,756	23,599	24,179	24,020	26,640	27,245	31,474	37,356	30,267	30,662	281,198
Total Units	1,805,751	2,070,495	1,515,010	1,881,903	2,456,629	2,136,273	2,031,535	2,521,182	2,172,180	2,149,236	2,618,278	2,436,970	7,005,359	27,409,545

CAPITAL MARKETS
Securities Trading Volume (7)	$299,790	$325,784	$361,725	$312,666	$288,731	$396,545	$308,694	$350,850	$450,200	$370,513	$413,899	$272,229	$260,243	$3,424,570
BANKING
Banking Operations Assets (in billions)	$83	$82	$83	$83	$84	$84	$86	$87	$90	$90	$94	$105	$106

INSURANCE
Net Premiums Earned:
Carrier	$81.0	$80.0	$85.6	$90.7	$89.1	$91.1	$89.3	$95.7	$102.0	$100.3	$110.1	$105.5	$108.5	$982.3
Reinsurance	19.5	20.1	20.3	20.8	21.6	20.9	20.9	21.9	22.6	23.3	24.7	26.0	27.6	230.3
Total Net Premiums Earned	$100.5	$100.1	$105.9	$111.5	$110.7	$112.0	$110.2	$117.6	$124.6	$123.6	$134.8	$131.5	$136.1	$1,212.6

Workforce Head Count: (8)	32,395	31,906	31,606	31,633	31,721	31,849	32,641	32,966	33,796	34,326	33,658	28,322	25,688
Loan Originations	6,951	6,968	6,980	7,145	7,209	7,256	7,453	7,818	7,897	8,059	8,182	8,283	8,493
Loan Servicing	1,668	1,657	1,681	1,702	1,758	1,793	1,851	1,858	1,935	2,029	1,984	1,827	1,829
Loan Closing Services	2,075	2,047	1,997	1,952	1,957	1,967	2,057	2,377	2,496	2,491	2,291	2,399	2,619
Banking	854	878	886	903	928	996	1,035	1,064	1,098	1,136	1,123	895	883
Capital Markets	2,095	2,052	1,980	2,040	2,068	2,106	2,143	2,211	2,219	2,296	2,273	2,331	2,449
Insurance	2,550	2,652	2,784	2,817	2,834	3,052	3,477	3,646	3,770	3,891	4,055	4,120	4,408
Global Operations	6,846	6,802	6,741	6,793	6,836	6,904	7,025	7,071	7,216	7,358	7,301	6,675	6,406
Corporate Overhead & Other	55,434	54,962	54,655	54,985	55,311	55,923	57,682	59,011	60,427	61,586	60,867	54,852	52,775
Total Workforce Head Count

Period-end Rates
10-Year U.S. Treasury Yield	4.61%	4.46%	4.71%	4.83%	4.56%	4.65%	4.63%	4.90%	5.03%	4.78%	4.54%	4.59%	4.48%
FNMA 30-Year Fixed Rate MBS Coupon	5.79%	5.57%	5.79%	5.91%	5.72%	5.77%	5.76%	6.04%	6.26%	6.21%	6.01%	5.97%	5.84%

(1)	During December 2006, the Company began reporting Banking Operations purchases from third parties. Prior months have been restated to reflect these purchases.
(2)

These loans are processed for Countrywide Bank by the Company’s Mortgage Banking production divisions and Countrywide Commercial Real Estate Finance, Inc., purchased from non-affiliates or originated by Countrywide Bank and are included in “Total Loan Fundings” above. The amounts include loans funded for both investment and for sale and commercial real estate loans processed by Countrywide Bank. The Company will report the amount of such loans subsequently sold on a quarterly basis.

(3)	Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home.
Non-purchase fundings include first trust deed refinance loans, home equity refinance loans, and stand-alone home equity loans.
(4)	Includes loans held for sale, loans held for investment, and loans serviced for others, including those under subservicing agreements.
(5)	Subservicing volume for non-Countrywide entities.
(6)

Excluding subserviced loans and portfolios purchased at a discount due to their non-performing status. Delinquencies as a percentage of unpaid principal balance and numbers of loans serviced exclude loans in foreclosure.

(7)	Includes trades with Mortgage Banking Segment.
(8)	Workforce Head Count includes full-time employees, contract, and temporary help.

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